                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                               Rule 14a-6(e)(2)

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      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             Excelsior Funds, Inc.
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



Dear Client:


As we recently discussed, I am pleased to announce that some important changes are being considered for the U.S. Trust-advised Excelsior family of funds.

Under the proposed changes, five of the equity funds would be consolidated into the Excelsior Equity Fund which incorporates our growth, value and small cap investment strategies. In our opinion, this will allow for more meaningful measurements of performance against appropriate industry benchmarks, while potentially reducing portfolio volatility. These changes involve only the equity funds, and a summary describing these proposed changes in enclosed. Specifics are outlined in the combined prospectus/proxy statement we are sending to you today.

I want to emphasize that this restructuring does not constitute a shift away from our belief in theme equity investing; quite the contrary. We continue to believe that the major economic and demographic themes we have identified wil drive business growth into the next century. Therefore, we expect that these themes will remain the foundation of our equity investment policy.

Going forward, our recommended asset allocation will include greater exposure to international equities, as we believe it unlikely that domestic equities will continue their recent stellar performance over the next few years. We now recommend that international equities compose 20% of the equity portion of most client portfolios. We also believe that an increased exposure to alternative investments, such as venture capital, can help to ensure that your portfolio continues to meet your long-term needs.

Please read carefully the proxy materials we have sent to you regarding the proposed changes to the Excelsior funds. If you also own Excelsior funds outside of your Wealth Management Account, you will be receiving separate proxy material directly from Excelsior. I encourage you to participate in this important vote by returning the proxies before the deadline. A vote in favor of the proposal will help us to ensure that we continue to provide the best selection of funds for your investment needs.

I will continue to review the asset allocation in your account throughout the transition process to ensure that your investments reflect your objectives and long-term goals. I will also be speaking to you in the near future to review proposed changes to your account and to address any issues concerning your account. Of course, if you have any questions, please do not hesitate to call.

Sincerely,

               THE PROPOSED CHANGES TO EXCELSIOR FAMILY OF FUNDS


 .    Subject to shareholder approval, five of the existing equity theme funds -
     the Excelsior Aging of America Fund, the Excelsior Global Competitors Fund, the Excelsior Communication and Entertainment Fund, the Excelsior Environmental Fund, and the Excelsior Productivity Enhancers Fund - would be merged into the Excelsior Equity Fund, which would be renamed the Excelsior Blended Equity Fund.

 .    The Excelsior Long-Term Supply of Energy Fund would be renamed the
     Excelsior Energy and Natural Resources Fund. The fund would continue to invest in companies that are likely to benefit from the availability, development and delivery of clean, secure hydrocarbon and other energy sources. The fund would also be able to invest in securities representing other natural resources, including precious metals.

 .    The Excelsior Business and Industrial Restructuring Fund would be renamed the Excelsior Value and Restructuring Fund. The fund would continue to invest in companies that are likely to benefit from a restructuring or redeployment of their assets and operations in order to become more competitive or profitable.

 .    The Excelsior Early Life Cycle Fund would be renamed the Excelsior Small
     Capitalization Fund. The Fund would continue to invest in smaller companies in the earlier stages of their development or in more mature companies engaged in new and potentially higher growth operations.

 .    The Excelsior Emerging Americas Fund would be renamed the Excelsior Latin
     America Fund. The fund would invest in companies based in South and Central America and Mexico that are likely to benefit from government reform policies and improving economic conditions in the region.

The Excelsior family of funds is also planning to introduce two new equity funds. A large cap growth fund is planned which would invest in equities believed to be of high quality and high growth potential. In addition, a real estate fund is planned which would invest primarily in the equity securities of real estate companies, including real estate investment trusts (REITs). The Excelsior Income and Growth Fund, as well as the three remaining international equity funds, the eight fixed-income funds, and the four money market funds, will be unaffected.

Please see the reverse side for a list of the Excelsior funds that would be available if the changes are approved. Be sure to participate in the upcoming proxy vote to ensure that these important changes take place.

THE NEW EXCELSIOR FUNDS


DOMESTIC EQUITY

     Excelsior Blended Equity Fund
     Excelsior Value and Restructuring Fund
     Excelsior Income and Growth Fund
     Excelsior Small Capitalization Fund
     Excelsior Energy and Natural Resources Fund

VENTURE CAPITAL

     Excelsior Private Equity Fund II (closed-end fund)

INTERNATIONAL EQUITY

     Excelsior International Fund
     Excelsior Latin America Fund
     Excelsior Pacific-Asia Fund
     Excelsior Pan European Fund

TAXABLE FIXED INCOME

     Excelsior Short-Term Government Securities Fund
     Excelsior Intermediate-Term Managed Income Fund
     Excelsior Managed Income Fund

TAX-EXEMPT FIXED INCOME

     Excelsior Short-Term Tax-Exempt Securities Fund
     Excelsior Intermediate-Term Tax-Exempt Fund
     Excelsior Long-Term Tax-Exempt Fund
     Excelsior New York Intermediate-Term Tax-Exempt Fund
     Excelsior California Tax-Exempt Income Fund

MONEY MARKET

     Excelsior Money Fund
     Excelsior Government Fund
     Excelsior Treasury Money Fund
     Excelsior Short-Term Tax-Exempt Fund


Any mutual funds or other nondeposit investment products in which you invest (i) are not insured by the FDIC; (ii) are not a deposit or obligation of, or guaranteed by, United States Trust Company of New York or any other depository institution; and (iii) are subject to investment risks, including possible loss of the principal amount invested.

For additional information about these funds, including sales charges and expenses, please obtain a prospectus and read it carefully before you invest.

June 24, 1997

Dear Client:

As we recently discussed, I am pleased to announce that some important changes are being considered for the U.S. Trust-advised Excelsior family of funds.

Under the proposed changes, five of the equity funds would be consolidated into the Excelsior Equity Fund which incorporates our growth, value and small cap investment strategies. In our opinion, this will allow for more meaningful measurements of performance against appropriate industry benchmarks, while potentially reducing portfolio volatility. These changes involve any the equity funds, and a summary describing these proposed changes is enclosed. Specifics are outlined in the combined prospectus/proxy statement we are sending to you today.

I want to emphasize that this restructuring does not constitute a shift away from our belief in theme equity investing; quite the contrary. We continue to believe that the major economic and demographic themes we have identified will drive business growth into the next century. Therefore, we expect that these themes will remain the foundation of our equity investment policy.

Going forward, our recommended asset allocation will include greater exposure to international equities, as we believe it unlikely that domestic equities will continue their recent stellar performance over the next few years. We now recommend that international equities compose 20% of the equity portion of most client portfolios. We also believe that an increased exposure to alternative investments, such as venture capital, can help to ensure that your portfolio continues to meet your long-term needs.

Please read carefully the proxy materials we have sent to you regarding the proposed changes to the Excelsior funds. If you also own Excelsior funds outside of your Wealth Management Account, you will be receiving separate proxy material directly from Excelsior. I encourage you to participate in this important vote by returning the proxies before the deadline. A vote in favor of the proposal will help us to ensure that we continue to provide the best selection of funds for your investment needs.

I will continue to review the asset allocation in your account throughout the transition process to ensure that your investments reflect your objectives and long-term goals. I will also be speaking to you in the near future to review proposed changes to your account and to address any issues concerning your account. Of course, if you have any questions, please do not hesitate to call.


Sincerely,



Sincerely,

THE PROPOSED CHANGES TO THE EXCELSIOR FAMILY OF FUNDS


 .    Subject to shareholder approval, five of the existing equity theme funds -
     the Excelsior Aging of America Fund, the Excelsior Global Competitors Fund, the Excelsior Communication and Entertainment Fund, the Excelsior Environmental Fund, and the Excelsior Productivity Enhancers Fund - would be merged into the Excelsior Equity Fund, which would be renamed the Excelsior Blended Equity Fund.

 .    The Excelsior Long-Term Supply of Energy Fund would be renamed the
     Excelsior Energy and Natural Resources Fund. The fund would continue to invest in companies that are likely to benefit from the availability, development and delivery of clean, secure hydrocarbon and other energy sources. The fund would also be able to invest in securities representing other natural resources, including precious metals.

 .    The Excelsior Business and Industrial Restructuring Fund would be renamed the Excelsior Value and Restructuring Fund. The fund would continue to invest in companies that are likely to benefit from a restructuring or redeployment of their assets and operations in order to become more competitive or profitable.

 .    The Excelsior Early Life Cycle Fund would be renamed the Excelsior Small
     Capitalization Fund. The fund would continue to invest in smaller companies in the earlier stages of their development or in more mature companies engaged in new and potentially higher growth operations.

 .    The Excelsior Emerging Americas Fund would be renamed the Excelsior Latin
     America Fund. The fund would invest in companies based in South and Central America and Mexico that are likely to benefit from government reform politics and improving economic conditions in the region.

The Excelsior family of funds is also planning to introduce two new equity funds. A large cap growth fund is planned which would invest in equities believed to be of high quality and high growth potential. In addition, a real estate fund is planned which would invest primarily in the equity securities of real estate companies, including real estate investment trusts (REITs). The Excelsior Income and Growth Fund, as well as the three remaining international equity funds, the eight fixed-income funds, and the four money market funds, will be unaffected.

Please see the reverse side for a list of the Excelsior funds that would be available if the changes are approved. Be sure to participate in the upcoming proxy vote to ensure that these important changes take place.

THE NEW EXCELSIOR FUNDS


DOMESTIC EQUITY

     Excelsior Blended Equity Fund
     Excelsior Value and Restructuring Fund
     Excelsior Income and Growth Fund
     Excelsior Small Capitalization Fund
     Excelsior Energy and Natural Resources Fund

VENTURE CAPITAL

     Excelsior Private Equity Fund II (closed-end fund)

INTERNATIONAL EQUITY

     Excelsior International Fund
     Excelsior Latin America Fund
     Excelsior Pacific-Asia Fund
     Excelsior Pan European Fund

TAXABLE FIXED INCOME

     Excelsior Short-Term Government Securities Fund
     Excelsior Intermediate-Term Managed Income Fund
     Excelsior Managed Income Fund

TAX-EXEMPT FIXED INCOME

     Excelsior Short-Term Tax-Exempt Securities Fund
     Excelsior Intermediate-Term Tax-Exempt Fund
     Excelsior Long-Term Tax-Exempt Fund
     Excelsior New York Intermediate-Term Tax-Exempt Fund
     Excelsior California Tax-Exempt Income Fund

MONEY MARKET

     Excelsior Money Fund
     Excelsior Government Fund
     Excelsior Treasury Money Fund
     Excelsior Short-Term Tax-Exempt Fund

Any mutual funds or other nondeposit investment products in which you invest (i) are not insured by te FDIC; (ii) are not a deposit or obligation of, or guaranteed by, United States Trust Company of New York or any other depository institution; and (iii) are subject to investment risks, including possible loss of the principal amount invested.

For additional information about these funds, including sales charges and expenses, please obtain a prospectus and read it carefully before you invest.

Dear Shareholder:

The board of directors of the Excelsior equity funds is proposing certain changes which we believe will enhance our ability to serve your investment needs. Very briefly, these proposed changes would merge five of our equity funds into the Excelsior Equity Fund. These changes are enclosed in the combination proxy/prospectus.

It is the opinion of United States Trust Company of New York, the advisor to the funds, that the proposed changes would reduce volatility and potentially enhance performance. The board of Excelsior encourages you to participate in this very important vote by returning the proxies before the deadline. We believe that a vote in favor of the proposal will enhance our ability to serve your investment needs.

As always, our goal is to provide you with excellent performances and the highest level of service. If you have any questions about the proposed changes, please do not hesitate to call your fund representative.


Sincerely,



Frederick S. Wonham